UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 3, 2005

                              LIBERATE TECHNOLOGIES

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             (Exact name of registrant as specified in its charter)


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
            Delaware                        000-26565                                94-3245315

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 (State or other jurisdiction of     (Commission File Number)             (IRS Employer Identification No.)
         incorporation)
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 310 University Avenue, Suite 201, Palo Alto, California          94301
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        (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code    (650) 330-8960
                                                      --------------------------

            2655 Campus Drive, Suite 250, San Mateo, California 94403
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events

         On November 3, 2005, Liberate Technologies ("Liberate") issued a press release announcing that November 9, 2005 has been established as the record date for the stockholder vote on its proposed reverse stock split, and that Liberate expects to file a definitive proxy statement and mail it to stockholders as soon as possible following November 9, 2005.

         A copy of the press release is attached hereto as Exhibit No. 99.1 and is incorporated herein by reference.




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Item 9.01         Financial Statements and Exhibits

(c)    Exhibits:

       99.1     Press Release dated November 3, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LIBERATE TECHNOLOGIES


                                   By:      /s/ Gregory S. Wood
                                            ------------------------------------
                                   Name:    Gregory S. Wood
                                   Title:   Executive Vice President and Chief
                                            Financial Officer

Date:  November 3, 2005


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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99.1                       Press Release dated November 3, 2005